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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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HORMEL FOODS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HORMEL FOODS CORPORATION
AUSTIN, MINNESOTA

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To The Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders of Hormel Foods Corporation, a Delaware corporation, will be held in the Richard L. Knowlton Auditorium of the Austin High School, Austin, Minnesota, on Tuesday, January 25, 2000, at 8:00 p.m. for the following purposes:

  1.
  To elect a board of 13 directors for the ensuing year.

  2.
  To vote on approval of the Hormel Foods Corporation 2000 Stock Incentive Plan.

  3.
  To vote on a proposal to amend the Company's Restated Certificate of Incorporation to increase the authorized Common Stock from 200 million to 400 million shares and to reduce the par value from $.1172 to $.0586 per share, in order to effect a two-for-one split of the Company's Common Stock, to increase the authorized Nonvoting Common Stock from 40 million to 200 million shares, and to increase the authorized Preferred Stock from 40 million to 80 million shares.

  4.
  To vote on ratification of appointment, by the Board of Directors, of Ernst & Young LLP as independent auditors for the fiscal year which will end October 28, 2000.

  5.
  To transact such other business as may properly come before the meeting.

    The Board of Directors has fixed December 6, 1999, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors

T. J. LEAKE
Secretary

December 30, 1999

HORMEL FOODS CORPORATION
1 HORMEL PLACE
AUSTIN, MINNESOTA 55912

PROXY STATEMENT

    The enclosed proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on January 25, 2000. The shares represented by the enclosed proxy will be voted in accordance with the stockholder's directions if the proxy is duly executed and returned prior to the meeting. If no directions are specified, the shares will be voted for the election of directors recommended by the Board of Directors, for the approval of the Hormel Foods Corporation 2000 Stock Incentive Plan, for the approval of the amendment to the Restated Certificate of Incorporation, and for the appointment of Ernst & Young LLP as independent auditors for the next fiscal year. Any person giving a proxy may revoke it at any time before it is exercised by contacting the Secretary of the Company.

    The expenses of soliciting proxies will be paid by the Company. If it appears necessary or advisable, proxies may be solicited at Company expense personally, or by telephone or facsimile, by directors, officers and other employees who will not receive additional compensation. The Company will also reimburse brokerage firms, and other custodians, nominees and fiduciaries, for their reasonable out-of-pocket expenses in sending proxy materials to beneficial owners. Your cooperation in promptly signing and returning the enclosed proxy will help to avoid additional expense.

    The Company had 71,327,600 shares of Common Stock outstanding as of December 6, 1999. Each share of stock is entitled to one vote. The Company has no other class of shares outstanding. Only common stockholders of record at the close of business as of December 6, 1999, are entitled to notice of, and to vote at, the Annual Meeting of Stockholders. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker nonvotes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Shares represented by abstentions are counted in the same manner as shares submitted with a "withheld" or "no" vote in tabulations of the votes cast on proposals presented to stockholders, whereas shares represented by broker nonvotes are deemed not present, and therefore, not counted for purposes of determining whether a proposal has been approved. This proxy statement and form of proxy are being mailed to stockholders on or about December 30, 1999.

STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Any stockholder intending to present a proposal at the Annual Meeting of Stockholders to be held in 2001 must arrange to have the proposal delivered to the Company not later than September 1, 2000, in order to have the proposal considered for inclusion in the proxy statement and the form of proxy for that meeting.

    Additionally, the Company's Bylaw 5 provides certain requirements which must be met in order for a stockholder to bring any business or nominations for election as Directors for consideration at the Annual Meeting of Stockholders, whether or not the business or nomination is requested to be included in the proxy statement and proxy. Those requirements include a written notice to the Secretary of the Company to be received at the Company's principal executive offices at least ninety (90) days before the date that is one year after the prior year's annual meeting. Management intends to use its discretionary proxy authority to vote against any stockholder proposal for which such notice is not provided. For business or nominations intended to be brought to the Annual Meeting of Stockholders to be held in 2001, that date is October 27, 2000.

ELECTION OF DIRECTORS

    It is intended that the persons named as proxies in the enclosed proxy will vote for the election of the 13 nominees named below to hold office as directors until the next Annual Meeting of Stockholders and until their successors are elected and qualify. In the event any of such nominees should become unavailable for any reason, which the Board of Directors does not anticipate, it is intended that the proxies will vote for the election of such substitute persons, if any, as shall be designated by the Board of Directors. Directors are elected by a plurality of the votes cast. The thirteen candidates receiving the highest number of votes will be elected.

NOMINEES FOR DIRECTORS

Name	Age	Principal Occupation and Five Year Business Experience	Year First Became a Director
JOHN W. ALLEN, Ph.D.	69	Professor and Director of the Food Industry Alliance, Michigan State University	1989
JOHN R. BLOCK	64	President, Food Distributors International; Farming Partnership with son; Former United States Secretary of Agriculture	1997
ERIC A. BROWN*	53	Group Vice President Prepared Foods since 1997; Senior Vice President, Meat Products 1993 to 1997	1997
WILLIAM S. DAVILA	68	President Emeritus of The Vons Companies, Inc.	1993
DAVID N. DICKSON*	56	Group Vice President, International and Corporate Development	1990
E. PETER GILLETTE, JR.	65	Retired President, Piper Trust Company since 1998; President, Piper Trust Company from 1995 to 1998; Commissioner of Minnesota's Department of Trade and Economic Development from 1991 to 1995; Former Vice Chairman, Norwest Corporation	1996
LUELLA G. GOLDBERG	62	Trustee Emerita, Wellesley College; Life Director, Minnesota Orchestral Association; Trustee, University of Minnesota Foundation; Member, Board of Overseers, University of Minnesota Carlson School of Management; Chair, Board of Trustees, University of Minnesota Foundation, 1996 to 1998; Trustee, Wellesley College, 1978 to 1996; Chair, Board of Trustees, Wellesley College, 1985 to 1993; Acting President, Wellesley College, July 1, 1993 to October 1, 1993	1993
DON J. HODAPP*	61	Executive Vice President and Chief Financial Officer	1986
JOEL W. JOHNSON*	56	Chairman, President and Chief Executive Officer since 1995; President and Chief Executive Officer, 1993 to 1995	1991
GERALDINE M. JOSEPH	76	Chair, Advisory Committee, Hubert H. Humphrey Institute of Public Affairs; Director, Minnesota International Center; Senior Fellow Emerita, Hubert H. Humphrey Institute of Public Affairs; Director, German Marshall Fund of the U.S., 1989 to 1997; Former United States Ambassador to the Netherlands	1974 - 1978 1981
JOSEPH T. MALLOF	48	President, Asia-Pacific, S.C. Johnson & Son, Inc. since 1999; President, Americas and South Asia, S.C. Johnson & Sons, Inc. 1998 to 1999; President, North American Consumer Products, S.C. Johnson & Son, Inc. 1997 to 1998; Executive Vice President, North American Consumer Products, S.C. Johnson & Son, Inc. 1995 to 1997; Vice President and General Manager, Laundry and Paper Products, Japan, Procter & Gamble, Inc. 1991 to 1995	1997
GARY J. RAY*	53	Executive Vice President Refrigerated Foods since 1999; Executive Vice President Operations from 1992 to 1999.	1990
ROBERT R. WALLER, M.D.	62	President Emeritus, Mayo Foundation since 1998; Professor of Ophthalmology, Mayo Medical School; President and Chief Executive Officer, Mayo Foundation 1988 to 1998; Executive Committee Chair, Board of Trustees, Mayo Foundation 1988 to 1998; Chair, Mayo Foundation for Medical Education and Research 1988 to 1998	1993

    *Messrs. Brown, Dickson, Hodapp, Johnson, and Ray are members of the Executive Committee of the Board of Directors.

    Dr. Allen is a member of the Board of Directors of Alliance Associates, Inc., Coldwater, Michigan.

    Mr. Block is a member of the Board of Directors of Deere & Company, Moline, Illinois, and Archer-Daniels-Midland Company, Decatur, Illinois.

    Mr. Davila is a member of the Board of Directors of Wells Fargo Bank, San Francisco, California, Pacific Gas and Electric, San Francisco, California, and Home Depot in Atlanta, Georgia.

    Mrs. Goldberg is a member of the Board of Directors of Reliastar Financial Corporation, and TCF Financial Corporation, both of Minneapolis, Minnesota, and of Communications Systems, Inc., Hector, Minnesota.

    Mr. Johnson is a member of the Board of Directors of Meredith Corporation, Des Moines, Iowa, Ecolab Inc., St. Paul, Minnesota, and U.S. Bancorp, Minneapolis, Minnesota.

    No family relationship exists between any of the nominees for director of the Company.

COMPENSATION OF DIRECTORS

    Directors who are not employees of the Company receive an annual retainer of $25,000 and $1,200 for attendance at each Board Meeting. In addition, a fee of $1,000 is paid for attendance at committee meetings. The Chairpersons of the Audit, Compensation, Nominating and Contingency Committees each receive an additional $2,000 per year. Additionally, each February 1, each nonemployee director receives a grant of 2,000 options with an exercise price equal to the fair market value of one share of Common Stock on the date of grant, and an award of $5,000 worth of Restricted Shares. The options have a ten year term and are exercisable six months after grant. The Restricted Shares are subject to a five year restricted period, but six months after award will vest immediately in the case of death, disability, or retirement from the Board. Directors who are employees of the Company receive $100 for each Board Meeting they attend, which has remained unchanged since 1934.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

    The Board of Directors met six times during the last fiscal year. All were regularly scheduled meetings. During the fiscal year, each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors, plus the total number of meetings held by all committees of the Board on which he or she served.

    The Company has Audit, Personnel, Compensation, Nominating, Contingency and Employee Benefits Committees of the Board of Directors.

    The Audit Committee members are Mrs. Joseph, Chairperson, Dr. Allen, Mr. Davila, and Mr. Block. The Audit Committee reviews the arrangement and scope of the audit, reviews the activities and recommendations of the Company's internal auditors, considers comments by the independent accountants with respect to the adequacy of internal control procedures and the consideration given or the corrective action taken by management, reviews internal accounting procedures and controls with the Company's financial and accounting staff and reviews nonaudit services provided by the Company's independent accountants. The Committee met three times during the last fiscal year.

    The Personnel Committee members are Mr. Johnson, Chairperson, Dr. Allen, Mr. Mallof, and Dr. Waller. This Committee deals, among other things, with matters of management positions and the succession of management. The Committee met once during the last fiscal year.

    The Compensation Committee members are Mr. Davila, Chairperson, Mr. Gillette, and Mr. Mallof. The primary function of this Committee is to establish compensation arrangements for all officers of the Company and other senior management personnel. The Committee met four times during the last fiscal year.

    The Nominating Committee members are Dr. Waller, Chairperson, Mr. Block, Mrs. Goldberg, Mr. Johnson, and Mrs. Joseph. Board of Director nominees are proposed by the Nominating Committee, which will consider nominees recommended by stockholders. Stockholder recommendations should be sent to the Secretary of the Company for forwarding to the Nominating Committee. The Committee met once during the last fiscal year.

    The Contingency Committee members, consisting of all nonemployee Board members, are Mr. Davila, Chairperson, Mr. Gillette, Vice Chairperson, Dr. Allen, Mr. Block, Mrs. Goldberg, Mrs. Joseph, Mr. Mallof, and Dr. Waller. This Committee considers such matters as the Board refers to the Contingency Committee as requiring the deliberation and decision of disinterested and independent directors. The Committee met once during the last fiscal year.

    The Employee Benefits Committee members are Mr. Hodapp, Chairperson, Mr. Dickson, Mr. Gillette, and Mrs. Goldberg. The Committee oversees the Company's benefit policies, the investment management of pension funds, the adequacy of benefit reserves and controls, and compliance with pertinent laws and regulations. The Committee met four times during the last fiscal year.

PRINCIPAL STOCKHOLDERS

    Information as to the persons or groups known by the Company to be beneficial owners of more than five percent of the Company's voting securities, as of October 30, 1999, is shown below:

Title of Class	Name and Address of Beneficial Owner	Amount Beneficially Owned	Percent of Class
Common Stock	The Hormel Foundation(1) 501 16th Avenue NE Austin, MN 55912	32,031,361	44.89%

(1)
The Hormel Foundation holds 2,541,331 of such shares as individual owner and 29,490,030 of such shares as trustee of various trusts. The Hormel Foundation, as trustee, votes the shares held in trust. The Hormel Foundation has a remainder interest in all of the shares held in trust. The remainder interest consists of corpus and accumulated income in various trusts which are to be distributed when the trusts terminate upon the death of designated beneficiaries, or upon the expiration of twenty-one years after the death of such designated beneficiaries.

  The Hormel Foundation was converted from a private to a public foundation on December 1, 1980. The Certificate of Incorporation and Bylaws of the Foundation provide for a Board of Directors, a majority of whom represent nonprofit agencies to be given support by the Foundation. Each member of the Hormel Foundation has equal voting rights.

  Members of The Hormel Foundation are: Chairman, Richard L. Knowlton, retired Chairman of the Board of Hormel Foods; Jerry A. Anfinson, Certified Public Accountant, Austin; Mark T. Bjorlie, Executive Director, Young Men's Christian Association, Austin; Donald R. Brezicka, St. Olaf Hospital Administrator, representing the St. Olaf Hospital Association, Austin; James A. Hess, representing the Austin Public Education Foundation Inc.; Don J. Hodapp, Executive Vice President and Chief Financial Officer of Hormel Foods; Kermit F. Hoversten, Attorney; William R. Hunter, retired Executive Vice President of Hormel Foods; Joel W. Johnson, Chairman, President and Chief Executive Officer of Hormel Foods; Mahlon S. Krueger, United Way of Mower County, Inc.; James R. Mueller, Executive Director, Cedar Valley Rehabilitation Workshop, Inc., Austin; John E. O'Rourke, representing the City of Austin; Gary J. Ray, Executive Vice President of Hormel Foods; Steven T. Rizzi, Jr., Attorney, Austin; H. O. Schmid, Director, Hormel Institute, Austin, representing the University of Minnesota; Robert J. Thatcher, retired Treasurer of Hormel Foods, representing the Austin Community Scholarship Committee; and Douglas G. Yeck, Officer in Charge, The Salvation Army of Austin.

SECURITY OWNERSHIP OF MANAGEMENT

    Information as to beneficial ownership of the Company's equity securities by directors, nominees, executive officers of the Company named in the Summary Compensation Table below and all directors and executive officers of the Company as a group as of October 30, 1999, is shown below:

Title of Class	Name of Beneficial Owner	Amount Beneficially Owned(1)	Percent of Class
Common Stock	John W. Allen(2)	12,522	*
Common Stock	John R. Block(2)	3,659	*
Common Stock	Eric A. Brown(2)(3)(5)	140,776	*
Common Stock	William S. Davila(2)	16,665	*
Common Stock	David N. Dickson(2)(5)	90,098	*
Common Stock	E. Peter Gillette, Jr.(2)	6,004	*
Common Stock	Luella G. Goldberg(2)	18,596	*
Common Stock	Don J. Hodapp(2)(3)(4)(5)	256,521	*
Common Stock	Joel W. Johnson(2)(4)(5)	374,833	*
Common Stock	Geraldine M. Joseph(2)(3)	10,784	*
Common Stock	Stanley E. Kerber(2)(3)(5)	136,507	*
Common Stock	Joseph T. Mallof(2)	4,452	*
Common Stock	Gary J. Ray(2)(3)(4)(5)	239,867	*
Common Stock	Robert R. Waller, M.D.(2)	9,006	*
Common Stock	All Directors and Executive(5)(6) Officers as a Group (26 persons)	1,967,000	2.70%

(1)
Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares of the Company's Common Stock have sole voting and investment powers with respect to the shares. Holdings are rounded to the nearest full share.

(2)
The total number of shares of the Company's Common Stock beneficially owned by the following persons includes the following number of shares subject to immediately exercisable options: Dr. Allen -9,000; Mr. Block - 3,000; Mr. Brown - 110,000; Mr. Davila - 8,000; Mr. Dickson - 76,500; Mr. Gillette - 4,000; Mrs. Goldberg - 6,000; Mr. Hodapp - 184,000; Mr. Johnson - 348,325; Mrs. Joseph - 7,000; Mr. Kerber - 90,000; Mr. Mallof - 3,000; Mr. Ray - 184,000; and Dr. Waller - 8,000.

(3)
The total number of shares of the Company's Common Stock beneficially owned by the following nominees for election as directors includes the following number of shares of the Company's Common Stock beneficially owned by members of their respective households: Mr. Brown - 1,100; Mr. Hodapp -19,069; Mrs. Joseph - 20; Mr. Kerber - 35,966; and Mr. Ray - 1,185.

(4)
Does not include any shares owned by The Hormel Foundation, of which Mr. Johnson, Mr. Ray, and Mr. Hodapp are members.

(5)
Shares listed as beneficially owned include, where applicable, shares allocated to participants' accounts under the Hormel Tax Deferred Investment Plan 401(k)A and the Company's Founders' Fund Plan, and a pro-rata share of unallocated shares held in the Company's Joint Earnings Profit Sharing Trust for the benefit of participants.

(6)
As of October 30, 1999, all directors and executive officers as a group owned beneficially 1,604,475 shares subject to immediately exercisable options.

*
Less than one percent.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

    The Compensation Committee (the "Committee") consists exclusively of nonemployee directors, and is responsible for setting and administering the policies that govern the compensation of executive officers of the Company, including the five executive officers named in this proxy statement. The Committee also administers the Company's stock option plans, Operators' Share Incentive Compensation Plan, and Long-Term Incentive Plan.

Philosophy/Objectives

    The Committee's objective is to attract and retain the most highly qualified executive officers in a manner which provides incentives to create stockholder value. This objective is accomplished by establishing compensation which is calculated to attract and retain the best management talent available while at the same time providing both significant risk and opportunity for reward based on Company performance.

    Executive officer annual compensation as related in the Summary Compensation Table on page 11 consists of salary and formula bonus determined by Company earnings under the Company's Operators' Share Incentive Compensation Plan. Long-term compensation is provided by stock options and Restricted Shares which provide longer term compensation opportunities based on increases in the value of the Company's stock, and by the Company's Long-Term Incentive Plan based on the Company's ranking in total shareholder return over a designated performance period compared to a preselected peer group. In its considerations, except as noted below, the Committee does not assign quantitative relative weights to different factors or follow a mathematical formula. Rather, the Committee exercises its discretion and makes a judgment after considering the factors it deems relevant. The Committee believes that it has set compensation at appropriate levels which reflect each executive's contribution to achieving the Company's goals and in a manner that ties the executive's earning opportunity to the welfare of the Company's stockholders.

    In the Committee's view, it is in the Company's best interest to offer compensation opportunities which enable the Company to compete with other American industrial companies for the most effective talent available. However, it is also the Committee's view that such opportunities should involve compensation which is significantly "at risk" to the fortunes of the Company. For that reason, while total annual compensation is targeted to place an executive's total direct compensation reflected in the summary Compensation Table at the 75th percentile of the compensation reported by a consultant retained by the Company as described below, the proportion of formula bonus in the compensation mix will generally increase as the executive officer's responsibilities and compensation increase. In the case of the five executive officers named in the Summary Compensation Table, the formula bonus exceeds salary for each of the reported years.

Executive Officer Annual Compensation: Salary and Operators' Share Incentive Plan

    Salary is the weekly cash payment which is assured to the executive officer as part of the employment relationship.

    The formula bonus determined by Company earnings under the Company's Operators' Share Incentive Compensation Plan, variations of which have been used by the Company for many years, is an amount equal to the after tax earnings per share reported by the Company at fiscal year end on the Company's Common Stock multiplied by a designated number of assumed shares ("Operators' Shares"). Whenever a cash dividend is declared on the Company's Common Stock, a Plan participant will be paid the amount of such per share dividend multiplied by the number of Operators' Shares held by the participant on the dividend record date at the same time the dividend is paid to stockholders ("Dividend Equivalent"). After the end of each fiscal year of the Company, each participant will receive a payment equal to the number of Operators' Shares held by the participant on the last day of the fiscal year multiplied by the Company's after-tax net earnings per share, minus all Dividend Equivalents paid to or due to the participant on account of dividends declared during such fiscal year. Operators' Shares do not constitute any form of equity ownership in the Company, and are limited to a method for calculating compensation.

    The level of salary and number of Operators' Shares is determined annually in the following manner in the case of each executive officer.

    Each executive officer position is periodically rated based on evaluation criteria provided by Hay Consulting Group, an independent nationally recognized management compensation firm ("Consultant"). The Consultant has rated the Chief Executive Officer ("CEO") position and, with input from the CEO, has rated the major officer positions reporting directly to the CEO, including all executive officers named in the Summary Compensation Table. Other executive positions within the Company are rated by a job evaluation committee currently comprising the Company's two Executive Vice Presidents, a Group Vice President, and the Company's Senior Vice President of Corporate Staff, utilizing the Consultant as a resource.

    The ratings of each executive officer position are a measurement of job content expressed in numerical points, measuring qualitative attributes of the position using a methodology developed by the Consultant. The Consultant annually assigns a range of compensation values to those numerical ratings using the Consultant's data base drawn from surveys of several hundred American companies in a variety of industries. The Committee has determined that it is appropriate and in the Company's best interest to set the policy guideline for Company compensation at the 75th percentile of the range of compensation provided by the Consultant for a given numerical rating. Once the level of compensation is established, the appropriate amount is provided through a combination of salary and Operators' Shares. A significant percentage of that compensation for all executive officers is provided by awarding Operators' Shares. For purposes of determining the number of Operators' Shares to be awarded, Operators' Shares are valued based on a three-year average of Company earnings. The basic concept underlying Operators' Shares has been used by the Company since 1932 as a significant component of executive compensation. Compensation from Operators' Shares exceeded salary for each executive officer named in the Summary Compensation Table in each of the past three fiscal years.

Executive Officer Long-Term Compensation: Stock Option Plan and Long-Term Incentive Plan

    Acting as the Committee administering the Company's 1991 Key Employee Stock Option and Award Plan, the Committee reviews recommendations from the CEO for the grant of options or Restricted Shares to executive officers (other than the CEO) and other eligible recommended employees. The Committee's determination of option grants in fiscal year 1999 and in past years reflected in the Summary Compensation Table took into consideration the executive officer's past grants, compensation level, contributions to the Company during the last completed fiscal year, and potential for contributions in the future. (No Restricted Shares were awarded during fiscal year 1999.)

    Options are granted at the market price of the Company stock at the date of grant, and provide compensation to the optionee only to the extent the market price of the stock increases between the date of grant and the date the option is exercised. Options are intended to provide long-term compensation tied specifically to increases in the price of the Company's stock.

    The total number of options granted in each year, which may vary from year to year, bears a general relationship to the total number of options authorized by the Company's stockholders divided by the number of years in the term of the Plan under which the options are awarded. While options are generally awarded based on the influence an executive position is considered by the Committee to have on stockholder value, the number of options awarded may vary up or down from prior year awards based on the level of an individual executive officer's contribution to the Company in a particular year, based on the recommendation of the CEO.

    Effective from October 1, 1999, subject to the approval of the Company's stockholders at this Annual Meeting, the Board of Directors has adopted the Hormel Foods Corporation 2000 Stock Incentive Plan to replace the existing 1991 Key Employee Stock Option and Award Plan, under which employee stock options are issued. This replacement is necessary because there are few authorized shares remaining under the existing plan, which is nearing its expiration date.

    Company executive officers are eligible to participate in the "Hormel Foods Corporation Long-Term Incentive Plan". This Plan is designed to provide a small group of key employees selected by the Committee with an incentive to maximize stockholder value. In selecting participants, and the amount of cash incentive which can be earned by each participant, the Committee takes into account the nature of the services rendered by the employee, his or her present and potential contributions to the success of the Company and such other factors as the Committee deems relevant.

    Under the Long-Term Incentive Plan the Committee sets specific performance goals, which are based solely on total return to stockholders compared to preselected peer groups. Performance of the goals is expected to be measured over three years, but in no case less than 24 months, and is expected to be ranked against a peer group of companies selected by the Committee. The first awards under this Plan were made for an approximately three-year performance period commencing November 1, 1996, and ending on the tenth day on which shares are traded on the New York Stock Exchange following October 30, 1999. The Committee established threshold, target and maximum performance goals based on an increase in market value of the Company's Common Stock, together with dividends deemed reinvested ("Total Shareholder Return"), during the performance period as ranked against the Total Shareholder Return of a peer group of 26 companies. At the end of the performance period the Company ranked at the 92.31 percentile among the peer group, yielding a payment of 2.23 times the target award, where the target performance at the 50 percentile would have yielded 1 times the target award, and the maximum performance at the 100 percentile would have yielded 3 times the target award. While the performance period technically ended thirteen days after the end of fiscal year 1999, the Committee intended to measure the Company's performance relative to its peer group during fiscal years 1997, 1998 and 1999. Therefore, in the Committee's view it is more meaningful to disclose the payments made on account of the Company's performance during that performance period in this proxy statement, rather than delay disclosure to the fiscal year 2000 proxy statement. The payment made to each executive officer named in the Summary Compensation Table is set out in the "LTIP Payouts" column of that table.

Chief Executive Officer Compensation

    The cash compensation of the CEO is established by the Committee in generally the same way as cash compensation is determined for other executive officers, and the Committee employs generally the same criteria for option grants and Restricted Share awards as apply to other executive officers, taking into consideration the CEO's responsibility for the total enterprise. Based on information received from the Consultant, rating Mr. Johnson's position and comparing his annual cash compensation to cash compensation received by individuals in other companies in similar positions, the Committee awarded Mr. Johnson a salary increase of $1,162.79 per week and an increase of 60,000 Operators' Shares which he received in fiscal year 1999, and which is reflected in the Summary Compensation Table at page 11. The Committee granted Mr. Johnson the stock options reflected in the Summary Compensation Table at page 11. The Committee did not award Mr. Johnson any Restricted Shares in fiscal year 1999. While the salary component of Mr. Johnson's fiscal year 1999 cash compensation was predetermined for the year, the Operators' Shares formula bonus, comprising more than half of his fiscal year 1999 cash compensation, was determined by the Company's net earnings and dividends per share for fiscal year 1999 as explained under the heading "Executive Officer Annual Compensation: Salary and Operators' Share Incentive Plan" on page 8. In addition to salary and formula bonus under the Operators' Share Incentive Compensation Plan, as described above, Mr. Johnson participated in the Company's Long-Term Incentive Plan, through an award granted to Mr. Johnson by the Committee in fiscal year 1997. The payment to Mr. Johnson on account of that award is reflected in the "LTIP Payouts" column of the Summary Compensation Table. The Committee did not grant Mr. Johnson any award under the Long-Term Incentive Plan in fiscal year 1999. The Committee intends to grant Mr. Johnson an award in fiscal year 2000, which will be addressed in the fiscal year 2000 proxy statement. Mr. Johnson's long-term compensation under the Stock Option Plan and Long-Term Incentive Plan, if any, will depend on the Company's stock price relative to the exercise price of each option granted, and on the attainment by the Company of the performance goals specified for the Long-Term Incentive Plan performance period for which the award is made.

Deductibility of Compensation Under Internal Revenue Code Section 162(m)

    Section 162(m) of the Internal Revenue Code, adopted in 1993, imposes a $1 million cap, subject to certain exceptions, on the deductibility to a company of compensation paid to the five executive officers named in such company's proxy statement. The stockholders voted at the 1997 Annual Meeting of Stockholders to amend and approve the Company's 1991 Key Employee Stock Option and Award Plan to enable options granted under that Plan to qualify as deductible performance-based compensation under Section 162(m), so that any compensation realized from the exercise of stock options would not be affected by Section 162(m). The stockholders voted at the 1998 Annual Meeting of Stockholders to approve the Company's Operators' Share Incentive Compensation Plan and the Company's Long-Term Incentive Plan for the purpose of qualifying those plans under Section 162(m). The Committee believes that compensation paid pursuant to those two Plans will be deductible, except for Dividend Equivalents paid under the Operators' Share Plan (which may not be deductible in full for any named executive officer in a given year). The Company is also seeking stockholder approval of the Company's 2000 Stock Incentive Plan so that compensation attributable to stock options and certain other awards granted under that Plan may be excluded from the $1 million cap as well. See "Proposal to Approve the Hormel Foods Corporation 2000 Stock Incentive Plan" at page 15. Additionally, cash compensation voluntarily deferred by the executive officers named in this proxy statement under the Company's Deferred Compensation Plans is not subject to the Section 162(m) cap until the year paid. Thus, compensation paid this fiscal year subject to the Section 162(m) cap is not expected to exceed $1 million for any named executive officer. Therefore the Committee believes that the Company will not be subject to any Section 162(m) limitations on the deductibility of compensation paid to the Company's named executive officers for fiscal year 1999.

    The Committee continues to consider other steps which might be in the Company's best interests to comply with Section 162(m), while reserving the right to award future compensation which would not comply with the Section 162(m) requirements for nondeductibility if the Committee concluded that this was in the Company's best interests.

THE COMPENSATION COMMITTEE

William S. Davila
E. Peter Gillette, Jr.
Joseph T. Mallof

SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years earned by or awarded to the Chief Executive Officer and the four other most highly compensated executive officers of the Company:

					Long Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Other Annual Compensation ($)(3)	Restricted Stock Award(s) ($)(4)	Securities Underlying Options (#)	LTIP Payouts ($)(5)	All Other Compensation ($)(4)(6)
Joel W. Johnson	1999	610,600	1,065,600	—	0	90,000	3,346,155	31,993
Chairman, President and	1998	548,246	777,000	—	0	70,000	0	26,804
Chief Executive Officer	1997	418,000	550,550	—	0	-0-	0	19,464
Don J. Hodapp	1999	304,700	555,000	—	0	30,000	1,673,078	16,249
Executive Vice President, and	1998	292,900	444,000	—	0	30,000	0	14,346
Chief Financial Officer	1997	261,300	343,200	—	0	-0-	0	12,427
Gary J. Ray	1999	252,700	488,400	—	0	30,000	1,673,078	14,096
Executive Vice President	1998	239,900	388,500	—	0	30,000	0	12,361
	1997	211,100	300,300	—	0	-0-	0	10,542
Stanley E. Kerber	1999	196,400	410,700	—	0	15,000	1,115,385	10,768
Group Vice President	1998	190,500	342,250	—	0	15,000	0	9,526
	1997	181,700	264,550	—	0	-0-	0	8,795
Eric A. Brown	1999	191,200	344,100	—	0	15,000	1,115,385	10,507
Group Vice President	1998	181,600	277,500	—	0	15,000	0	9,800
	1997	155,600	214,500	—	0	-0-	0	8,125

(1)
Includes director fee payments of $100 per meeting attended for each officer named in the table.

(2)
Payments under the Company's Operators' Share Incentive Compensation Plan. The amounts shown in the Table include those amounts voluntarily deferred by the named individuals under the Company's Deferred Compensation Plans, which permit participants to voluntarily defer receipt of all or part of the payments currently due to the participant under the Operators' Share Incentive Compensation Plan.

(3)
There was no other annual compensation exceeding the lesser of $50,000 or 10% of total annual compensation in each of the years shown.

(4)
None of the named executive officers held any restricted stock at the end of the fiscal year.

(5)
The Performance Period for the LTIP awards for which these payments were made commenced on November 1, 1996, and ended on the tenth day on which shares were traded on the New York Stock Exchange following October 30, 1999. Thus, the Performance Period ended thirteen days after the end of the Company's fiscal year 1999. The Compensation Committee believes it is more meaningful disclosure to include these payments in the Proxy Statement for fiscal year 1999 than to delay disclosure until the Proxy Statement for fiscal year 2000. The amount of the payments was determined by the Company's ranking at the 92.31 percentile among a preselected Peer Group in Total Shareholder Return during the Performance Period (as such capitalized terms were defined in the Company's Long-Term Incentive Plan submitted to stockholders for approval in the Company's December 30, 1997, Proxy Statement). This ranking yielded payments of 2.23 times the target award, as discussed in the "Compensation Committee Report on Executive Compensation" at page 9. Total Shareholder Return during the Performance Period for the Company and for each of the Peer Group Companies was calculated by Research Data Group, Inc., an independent consultant. Total Shareholder Return from the beginning to the end of the Performance Period (November 1, 1996 through November 12, 1999) for the Company and each company in the Peer Group is illustrated in the following graph:

Total Shareholder Return over the Performance Period

Percentage Total Shareholder Return
Michael Foods, Inc.	114.68
The Quaker Oats Company	95.79
Hormel Foods Corporation	85.96
Bestfoods	60
Dean Foods Company	57.36
General Mills, Inc.	54.56
McCormick & Company, Incorporated	46.74
Sara Lee Corporation	45.52
International Multifoods Corporation	40.99
Smithfield Foods, Inc.	39.97
H.J. Heinz Company	33.71
Raltson Purina Company	33.2
J.M. Smucker Co.	31.16
Campbell Soup Company	21.58
Flowers Industries, Inc.	19.31
Universal Foods Corporation	17.73
Kellogg Company	16.44
Hershey Foods Corporation	5.28
ConAgra, Inc.	1.14
IBP, Inc.	(4.85)
Interstate Bakeries Corporation	(7.05)
Tyson Foods, Inc.	(15.75)
Lance, Inc.	(22.3)
Archer Daniels Midland Company	(34.53)
WLR Foods, Inc.	(52.94)
Chiquita Brands International, Inc.	(59.2)

(6)
The amount shown includes Company Joint Earnings Profit Sharing distributions which may be authorized by the Board of Directors in its discretion based on Company profits. The total amount of Company distributions declared available to all participants by the Board is allocated in the same proportion as each person's base weekly wage bears to the total base wage for all eligible persons. Payments to the executive officers named in the Table are calculated using the same proportional formula as is used for all eligible employees. Joint Earnings Profit Sharing distributions were for Mr. Johnson $31,143 in 1999, $25,954 in 1998, and $18,614 in 1997; for Mr. Hodapp $15,399 in 1999, $13,496 in 1998, and $11,577 in 1997; for Mr. Ray $12,789 in 1999, $11,086 in 1998, and $9,307 in 1997; for Mr. Kerber $9,918 in 1999, $8,676 in 1998, and $7,945 in 1997; and for Mr. Brown $9,657 in 1999, $8,435 in 1998, and $6,810 in 1997. "All Other Compensation" also includes Company matching payments of up to $200.00 under the Company's Founders' Fund Plan and up to $650.00 under the Hormel Tax Deferred Investment Plan A. Both of these matching payments, in the same amount, are available to all other eligible employees. Company matching payments were for Mr. Johnson $200 and $650 in 1999, $200 and $650 in 1998, and $200 and $650 in 1997; for Mr. Hodapp $200 and $650 in 1999, $200 and $650 in 1998, and $200 and $650 in 1997; for Mr. Ray $200 and $650 in 1999, $200 and $650 in 1998, and $200 and $650 in 1997; for Mr. Kerber $200 and $650 in 1999, $200 and $650 in 1998, and $200 and $650 in 1997; and for Mr. Brown $200 and $650 in 1999, $200 and $650 in 1998, and $200 and $650 in 1997. For Mr. Ray and Mr.Brown "All Other Compensation" includes Company contributions to a disability insurance program which is available to all other eligible employees with benefits proportional to Annual Compensation. Mr. Ray received contributions of $457 in 1999, $425 in 1998, and $385 in 1997, and Mr. Brown received contributions of $.0 in 1999, $515 in 1998, and $465 in 1997.

STOCK OPTIONS TABLES

    The following tables summarize option grants and exercises during fiscal year 1999 to or by the Chief Executive Officer or the executive officers named in the Summary Compensation Table above, and the values of options granted during fiscal year 1999 and held by such persons at the end of fiscal year 1999.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Joel W. Johnson	90,000	20.36%	$31.8125	12/23/2008	1,800,604	4,563,084
Don J. Hodapp	30,000	6.79%	$31.8125	12/23/2008	600,201	1,521,028
Gary J. Ray	30,000	6.79%	$31.8125	12/23/2008	600,201	1,521,028
Stanley E. Kerber	15,000	3.39%	$31.8125	12/23/2008	300,101	760,514
Eric A. Brown	15,000	3.39%	$31.8125	12/23/2008	300,101	760,514

(1)
The options have an exercise price equal to the market price of the Company's Common Stock on the date of grant and twenty-five percent become exercisable at the end of each year following the date of grant until all are exercisable.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year End (#)	Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)(2)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Joel W. Johnson	31,675	607,764	348,325/90,000	6,612,722/1,018,125
Don J. Hodapp	—	—	184,000/30,000	3,538,875/339,375
Gary J. Ray	—	—	184,000/30,000	3,538,875/339,375
Stanley E. Kerber	—	—	90,000/15,000	1,695,938/169,688
Eric A. Brown	—	—	110,000/15,000	2,143,438/169,688

(1)
Unrealized value of in-the-money options at year end represents the aggregate difference between the market value at October 30, 1999 and the applicable exercise price.

(2)
The differences between market value and exercise price in the case of unrealized value accumulate over what may be, in many cases, several years.

PENSION PLAN

    The Company maintains noncontributory defined benefit pension plans covering substantially all employees. Pension benefits for salaried employees are based upon the employee's highest five years of compensation (as described below) of the last 10 calender years of service and the employee's length of service. The Company also maintains a supplemental executive retirement plan that provides pension benefits calculated under the qualified defined benefit pension plan formula that exceed the annual benefit limitation for defined benefit plans qualifying under the Internal Revenue Code. Contingent on Mr. Johnson remaining employed with the Company until at least July 14, 2003, a Company-established plan will credit Mr. Johnson with deemed years of service for purposes of determining both the amount of and eligibility for retirement benefits under the Company's retirement plans. The following tabulation shows the estimated aggregate annual pension payable to an employee under the qualified defined benefit pension plan and the supplemental executive retirement plan upon normal retirement at the end of fiscal year 1999 at age 65 under various assumptions as to final average annual compensation and years of service, and on the assumptions that the retirement plans will continue in effect during such time without change and that the employee will select a single life annuity option. The pension benefits shown below reflect an integration with Social Security benefits.

Average Annual Compensation	Years of Service
	15	20	25	30	35	40	45
$250,000	$56,788	$75,718	$94,647	$113,577	$132,506	$151,436	$170,365
$500,000	$116,788	$155,718	$194,647	$233,577	$272,506	$311,436	$350,365
$750,000	$176,788	$235,718	$294,647	$353,577	$412,506	$471,436	$530,365
$1,000,000	$236,788	$315,718	$394,647	$473,577	$552,506	$631,436	$710,365
$1,250,000	$296,788	$395,718	$494,647	$593,577	$692,506	$791,436	$890,365
$1,500,000	$356,788	$475,718	$594,647	$713,577	$832,506	$951,436	$1,070,365
$1,750,000	$416,788	$555,718	$694,647	$833,577	$972,506	$1,111,436	$1,250,365
$2,000,000	$476,788	$635,718	$794,647	$953,577	$1,112,506	$1,271,436	$1,430,365

    The compensation for the purpose of determining the pension benefits consists of annual compensation, Restricted Stock Awards, and LTIP Payouts. The years of credited service for individuals listed in the Summary Compensation Table are: 8 years for Mr. Johnson; 33 years for Mr. Hodapp; 31 years for Mr. Ray; 44 years for Mr. Kerber; and 28 years for Mr. Brown.

COMPARATIVE STOCK PERFORMANCE

    The following graph produced by Research Data Group, Inc. compares the cumulative total shareholder return on the Company's Common Stock during the five fiscal years preceding October 30, 1999, with the Standard & Poor's 500 Stock Index and the Standard & Poor's Food Group Index (assuming the investment of $100 in each vehicle on October 29, 1994, and the reinvestment of all dividends during such period).

Comparison of Five Year Cumulative Total Return
Among Hormel Foods Corporation, S & P 500 Index, and S & P Food Group Index

	Hormel Foods Corporation	S & P 500	S & P Foods
	DOLLARS
10/94	100	100	100
10/95	96	126	121
10/96	101	157	148
10/97	132	207	198
10/98	145	253	233
10/99	195	299	220

OTHER INFORMATION RELATING TO DIRECTORS, NOMINEES,
AND EXECUTIVE OFFICERS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Persons serving as members of the Compensation Committee during fiscal year 1999 were William S. Davila, E. Peter Gillette, Jr. and Joseph T. Mallof. None of such persons was an officer or employee of the Company or any of its subsidiaries during fiscal year 1999, was formerly an officer of the Company or any of its subsidiaries or had any other relationship with the Company or any of its subsidiaries requiring disclosure under the applicable rules of the Securities and Exchange Commission.

RELATED PARTY TRANSACTIONS

    During fiscal year 1999 the Company purchased 12,342 hogs in ordinary course of business (approximately 0.159 percent of the Company's total hog purchases) from Block Farms, a partnership owned by Mr. John R. Block and his son, at the same prices paid by the Company to its other spot market hog suppliers. During fiscal year 1999, employees of the Company provided administrative services to The Hormel Foundation, which beneficially owns more than five percent of the Company's Common Stock, for which The Hormel Foundation paid the Company $96,459.47, reimbursing the Company for its fully allocated cost for the employee time expended.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers, and any persons holding more than 10 percent of the Company's Common Stock to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for these reports have been established, and the Company is required to disclose in this proxy statement any failure to file by those dates during 1999.

    In making these disclosures, the Company has relied on the representations of its directors and officers and copies of the reports that they have filed with the Commission.

    Based on those representations and reports, the Company believes that during the fiscal year ended October 30, 1999, all Section 16(a) filing requirements applicable to its directors, officers and ten percent stockholders were met.

PROPOSAL TO APPROVE THE HORMEL FOODS CORPORATION
2000 STOCK INCENTIVE PLAN

    On October 4, 1999, the Board of Directors, upon the recommendation of the Compensation Committee, adopted the Hormel Foods Corporation 2000 Stock Incentive Plan (the "Plan"), subject to the approval of the Plan by the stockholders at this Annual Meeting. The Plan is designed to replace the Company's existing 1991 Key Employee Stock Option and Award Plan, which is nearing expiration and under which nearly all authorized employee stock options have been issued. A copy of the Plan is attached as Exhibit A to this proxy statement, and the following discussion of the Plan is qualified in its entirety by reference to the full text of the Plan.

Purpose

    The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, and nonemployee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company by rewarding them for making major contributions to the success of the Company, thereby aligning the interests of such personnel and directors with the Company's stockholders. If the Plan is approved, the Company will reserve 4,500,000 shares for issuance under the Plan. However, if the Company effects a two-for-one stock split, as described below in the "Proposal to Amend the Company's Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock and Reduce the Par Value to Effect a Stock Split, and to Increase the Number of Authorized Shares of Nonvoting Common Stock and Preferred Stock," the number of shares of Common Stock reserved for issuance will be adjusted to 9,000,000.

Administration

    The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee has the authority, among other things, to select the individuals to whom awards are granted, to determine the types of awards to be granted and the number of shares of Common Stock covered by such awards, to set the terms and conditions of such awards, and to determine whether the payment of any amounts received under any award shall or may be deferred. The Committee has the authority to establish rules for the administration of the Plan, and determinations and interpretations with respect to the Plan are at the sole discretion of the Committee, whose determinations and interpretations are binding on all interested parties. The Committee may delegate to one or more directors the Committee's powers and duties under the Plan with respect to individuals who are not subject to Section 16 of the Exchange Act; provided, however, that the Committee may not delegate any of its powers and duties under the Plan in such a manner as would fail to comply with any of the requirements of Section 162(m) of the Internal Revenue Code, as amended (the "Code").

Terms of the Plan

    The Plan permits the granting of a variety of different types of awards:(a) stock options with a term of ten years (except as earlier terminated pursuant to the Plan or Award Agreement), including incentive stock options meeting the requirements of Section 422 of the Code, and reload options; (b) stock appreciation rights (SARs); (c) restricted stock and restricted stock units; (d) performance awards; (e) other stock grants; (f) other awards valued in whole or in part by reference to or otherwise based upon the Company's Common Stock ("other stock-based awards"). Awards may be granted alone, in addition to, in tandem with, or in substitution for any other award granted under the Plan or any other plan. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that upon the grant or exercise thereof the holder will receive cash, shares of Common Stock or other securities, awards or property, or any combination thereof, as the Committee shall determine. The exercise price per share under any stock option, the grant price of any SAR, and the purchase price of any security which may be purchased under any other stock-based award under the Plan may not be less than 100% of the fair market value of the Company's Common Stock on the date of the grant of such option, SAR or right. Determinations of fair market value under the Plan are made in accordance with methods and procedures established by the Committee.

    Options may be exercised by payment in full of the exercise price, either in cash or, at the discretion of the Committee, in whole or in part by tendering shares of Common Stock or other consideration having a fair market value on the date the option is exercised equal to the exercise price.

    The holder of an SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, if the Committee shall so determine, as of anytime during a specified period before or after the exercise date) of a specified number of shares over the grant price of the SAR.

    Shares of restricted stock and restricted stock units will be subject to such restrictions as the Committee may impose (including any limitations on the right to vote or the right to receive dividends), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may determine. Restricted stock may not be transferred by the holder until the restrictions and terms established by the Committee lapse. Holders of restricted stock units have the right, subject to any restrictions and terms imposed by the Committee, to receive shares of Common Stock or cash at some future date. Upon termination of the holders' employment during the restriction period, restricted stock and restricted stock units are forfeited, unless the Committee determines otherwise.

    Performance awards provide the holder thereof the right to receive payments, in whole or in part, upon the achievement of such goals during such performance periods as the Committee shall establish. A performance award granted under the Plan may be denominated or payable in cash, shares of Common Stock or restricted stock or restricted stock units, or other securities, awards or property. The Committee is also authorized to grant other stock awards and establish the terms and conditions of other stock-based awards.

Eligibility and Awards

    Any employee, officer, consultant, independent contractor or director of the Company providing services to the Company or any of its affiliates will be eligible to be selected by the Committee to receive awards under the Plan.

    The numbers and types of awards that will be granted under the Plan are not determinable as the Committee will make such determinations in its discretion. Generally, the consideration to be received by the Company for awards under the Plan will be the recipient's past, present or expected future contributions to the Company.

Restriction on Awards and Transfers

    No person may be granted any award or awards under the Plan of more than 300,000 shares, in the aggregate, in any calendar year (subject to adjustment to 600,000 shares in the event that the Company effects a two-for-one stock split, as described below in the "Proposal to Amend the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock and Reduce the Par Value to Effect a Stock Split, and to Increase the Number of Authorized Shares of Nonvoting Common Stock and Preferred Stock"). The foregoing annual limitation specifically includes the grant of any awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

    No award (other than other stock grants) and no right under any such award granted under the Plan shall be transferable by a Participant otherwise than by will, or by the laws of descent and distribution, except that the Committee may permit the transfer of options (other than incentive stock options) and the designation of a beneficiary. Each award is exercisable, during such individual's lifetime, only by such individual, or, if permissible under applicable law, by such individual's guardian or legal representative.

    The aggregate number of shares of the Company's Common Stock which may be issued under all awards granted under the Plan is 4,500,000 (subject to adjustment as described below). If any shares of Common Stock subject to any award or to which an award relates are not purchased or are forfeited, or if any such award terminates without the delivery of shares, the shares previously set aside for such awards will be available for future awards under the Plan. If shares of Common Stock are delivered or withheld to pay the exercise price or tax relating to exercise of the award, the shares delivered or withheld shall be available for the grant of future awards. Notwithstanding the foregoing, the total number of shares of Common Stock that may be purchased upon exercise of incentive stock options granted under the Plan may not exceed 4,500,000, subject to adjustment as described below and in Section 422 or 424 of the Code or any successor provision. Shares relating to awards which allow the holder to receive or purchase shares will be counted against the aggregate number of shares available for granting awards under the Plan. If any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan, the Committee shall, in such manner as it deems equitable, adjust any or all of (a) the number and type of shares (or other securities or property) that thereafter may be the subject of awards, (b) the number and type of shares (or other securities or property) subject to outstanding awards, and (c) the exercise price with respect to any award. In the event that the Company effects a two-for-one stock split, as described below in the "Proposal to Amend the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock and Reduce the Par Value to Effect a Stock Split, and to Increase the Number of Authorized Shares of Nonvoting Common Stock and Preferred Stock," the number of shares of Common Stock reserved for issuance will be adjusted to 9,000,000.

Cancellation and Rescission of Awards

    Participants in the Plan are prohibited from rendering services for any organization or engaging in any business which is competitive with the Company or otherwise prejudicial to or in conflict with the Company's interests. Failure to comply shall cause any award under the Plan to be canceled, and shall cause rescission of any exercise, payment or delivery pursuant to an award which occurred within the six months preceding such noncompliance.

Duration, Termination and Amendment

    No Award shall be granted under the Plan after September 30, 2009, or any earlier date of discontinuation or termination established by the Board of Directors. The Plan permits the Board of Directors to amend or terminate the Plan at any time, except that the Board may not amend the Plan without stockholder approval of the amendment if such approval is required (a) under the rules or regulations of the New York Stock Exchange or any other applicable securities exchange or (b) in order for the Company to be able to grant incentive stock options under the Plan.

Federal Tax Consequences

    The following is a summary of the principal federal income tax consequences generally applicable to awards under the Plan.

    The grant of an option or SAR is not expected to result in any taxable income for the recipient. The holder of an incentive stock option generally will have no taxable income upon exercising the incentive stock option (except that a liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction when an incentive stock option is exercised. Upon exercising a nonqualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. Upon exercising an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of Common Stock received are taxable to the recipient as ordinary income and deductible by the Company. The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with a disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

    With respect to other awards granted under the Plan that are payable either in cash or shares of Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of Common Stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for such shares of Common Stock by the holder of the award, and the Company will be entitled at that time to a deduction for the same amount. With respect to an award that is payable in shares of Common Stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Code, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares of Common Stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for such shares of Common Stock by the holder, and the Company will be entitled at that time to a tax deduction for the same amount.

    Special rules may apply in the case of individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

    Under the Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to surrender shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the optionee) to the Company to satisfy federal and state tax obligations. In addition, the Committee may grant, subject to its discretion and such rules as it may adopt, a cash bonus to a participant in order to provide funds to pay all or a portion of federal and state taxes due as a result of the receipt or exercise of (or lapse of restrictions relating to) an award. The amount of any such bonus will be taxable to the participant as ordinary income, and the Company will have a corresponding deduction equal to such amount (subject to the usual rules concerning reasonable compensation).

    The Plan has been designed to meet the requirements of Section 162(m) of the Code regarding the deductibility of executive compensation with respect to stock options and certain other awards based solely on an increase in the value of shares of Common Stock after the date of grant of the award.

Vote Required; Board Recommendation

    The affirmative vote of the majority of the shares of Common Stock represented at this meeting shall be sufficient for approval. The Board of Directors recommends a vote FOR this Proposal. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

PROPOSAL TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND
REDUCE THE PAR VALUE TO EFFECT A STOCK SPLIT, AND TO INCREASE THE NUMBER
OF AUTHORIZED SHARES OF NONVOTING COMMON STOCK AND PREFERRED STOCK

    At present, the Company's Restated Certificate of Incorporation authorizes the issuance of up to 200,000,000 shares of Common Stock, par value $.1172 per share, 40,000,000 shares of Nonvoting Common Stock, par value $.01 per share, and 40,000,000 shares of Preferred Stock, par value $.01 per share. As of October 30, 1999, 71,362,435 shares of Common Stock were issued (there were no shares of treasury stock) and 128,637,565 shares of Common Stock were authorized but unissued. Of these unissued shares, approximately 3,656,451 shares were reserved for issuance under the Company's stock award and other stock plans. Accordingly, at October 30, 1999, there were approximately 124,981,114 shares of Common Stock available for general corporate purposes. No shares of Nonvoting Common Stock or Preferred Stock have been issued.

    On November 22, 1999, the Board of Directors of the Company declared it advisable to reclassify the Company's Common Stock by reducing the par value from $.1172 per share to $.0586 per share and to increase the number of authorized shares of Common Stock from 200,000,000 to 400,000,000 shares in order to effect a two-for-one stock split, as described below. The Board of Directors also declared it advisable to increase the number of authorized shares of Nonvoting Common Stock to 200,000,000 shares and to increase the number of authorized shares of Preferred Stock to 80,000,000 shares, with no change in the par value of the shares of Nonvoting Common Stock and Preferred Stock. Accordingly, the Board of Directors recommends that the stockholders of the Company approve an amendment to the first paragraph of Article Fourth of the Company's Restated Certificate of Incorporation to approve the reclassification of the shares of Common Stock and the increases in the authorized shares of Common Stock, Nonvoting Common Stock and Preferred Stock.

    A copy of the proposed amendment is included in the Certificate of Amendment of Restated Certificate of Incorporation attached as Exhibit B to this proxy statement, which Certificate of Amendment also sets forth the procedure for the two-for-one stock split.

    If the stockholders approve the amendment to the Restated Certificate of Incorporation, and upon the amendment becoming effective (which is intended to occur on January 26, 2000), each stockholder of record on January 25, 2000 will be entitled to receive one additional share of Common Stock, $.0586 par value, for each share of Common Stock already held on that date. The Company will distribute the additional shares of $.0586 par value Common Stock on or about February 15, 2000. Following the reclassification of the Common Stock, the Company will have approximately 142,724,870 shares of Common Stock outstanding and will have reserved for issuance the maximum number of shares of Common Stock subject to options and other awards that have been granted or may be granted under the Company's stock award and other stock plans, which provide that the number of shares of Common Stock reserved for issuance shall be appropriately adjusted in the event of a stock split. In addition, if the amendment is approved, the number of shares that will be available for issuance under the Company's 2000 Stock Incentive Plan, if the Plan is approved by the Company's stockholders, will be 9,000,000. See "Proposal to Approve the Hormel Foods Corporation 2000 Stock Incentive Plan."

    The Board of Directors believes that it is in the best interests of the Company to increase the number of authorized shares of Common Stock so as to accommodate the reclassification of the Common Stock and so as to have additional authorized but unissued shares available for issuance by the Board of Directors in connection with any future stock dividends or splits, grants under employee benefit and stock incentive plans, financings, mergers or acquisitions and for other general corporate purposes without the delay and expense associated with convening a special stockholders' meeting or soliciting stockholders' consents. Aside from the shares currently reserved or to be reserved for issuance under the Company's stock award and other stock plans, the Board has not authorized the issuance of any additional shares of Common Stock, and there are no current agreements or commitments for the issuance of additional shares.

    The Board of Directors also believes that it is in the Company's best interests to increase the number of authorized shares of Nonvoting Common Stock and Preferred Stock in order to maintain relatively proportionate numbers of authorized shares of Preferred Stock to Common Stock, as previously authorized in the Company's Restated Certificate of Incorporation, and to increase the proportion of authorized Nonvoting Common Stock to Common Stock. The Company has no present intention to issue any shares of Nonvoting Common Stock or Preferred Stock. However, the Board of Directors believes that the Company should have the flexibility of having additional shares of Nonvoting Common Stock and Preferred Stock authorized for issuance in the future without further stockholder approval in connection with various general corporate purposes, including stock dividends, stock splits, acquisitions and raising additional capital.

    Stockholders' current ownership of Common Stock will not give them automatic rights to purchase any of the additional authorized shares. If the proposed amendment to the Restated Certificate of Incorporation is adopted, the additional authorized shares of Common Stock, Nonvoting Common Stock and Preferred Stock will be available for issuance from time to time at the discretion of the Board of Directors without further action by the stockholders, except where stockholder approval is required by stock exchange requirements or to obtain favorable tax treatment for certain employee benefit plans. Article Fourth of the Restated Certificate of Incorporation authorizes the Board of Directors, without further stockholder approval, to issue Nonvoting Common Stock having the same dividend and liquidation rights as the Common Stock and to issue Preferred Stock having such designations, powers, preferences and rights as may be determined by the Board of Directors. Any future issuance of additional authorized shares of Common Stock may, among other things, dilute the earnings per share of the Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued. Voting for directors may not be cumulative. Issuance of shares of Nonvoting Common Stock or Preferred Stock would dilute the earnings per share and book value per share of existing shares of Common Stock. Except as otherwise required by law or the Company's Restated Certificate of Incorporation, the holders of Nonvoting Common Stock would have no voting rights. Holders of Preferred Stock would have such voting rights as may be provided for by law and as determined by the Board of Directors.

    Although an increase in the authorized shares of Common Stock, Nonvoting Common Stock and Preferred Stock could, under certain circumstances, be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Board of Directors is not proposing the amendment to the Restated Certificate of Incorporation in response to any effort to accumulate the Company's stock or obtain control of the Company by means of a merger, tender offer, or solicitation in opposition of management. In addition, while the Company has no present intention to issue shares of Preferred Stock in a manner which would have an anti-takeover effect or otherwise, the issuance of Preferred Stock could have certain other anti-takeover effects under certain circumstances. Since the voting rights to be accorded to any series of Preferred Stock remain to be fixed by the Board of Directors, the holders of Preferred Stock may, if the Board so authorizes, be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions or be given a large number of votes. Such Preferred Stock could also be convertible into a large number of shares of Common Stock under certain circumstances or have other terms which might render the acquisition of a controlling interest in the Company more difficult or more costly. Moreover, shares of Preferred Stock could be privately placed with purchasers who might side with the management of the Company in opposing a hostile tender offer or other attempt to obtain control. The issuance of Preferred Stock as an anti-takeover device might preclude stockholders from taking advantage of a situation which might be favorable to their interests.

    Article Ninth of the Company's Restated Certificate of Incorporation requires a 75% stockholder vote for certain transactions with any entity which beneficially owns 5% of the Company's voting stock and, therefore, is intended by the Company to have an anti-takeover effect. The provisions of Article Fourth and Article Ninth of the Restated Certificate of Incorporation could be used in a manner calculated to prevent the removal of management and make it more difficult to obtain or discourage a change in control of the Company. The Company is not aware of any efforts to accumulate the Company's securities or to obtain control of the Company and has no present arrangements, understandings or plans concerning the issuance or use of additional authorized shares, other than pursuant to the Company's stock award or employee benefit plans.

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the amendment to the Company's Restated Certificate of Incorporation set forth in the Certificate of Amendment of Restated Certificate of Incorporation attached as Exhibit B to this proxy statement. The Board of Directors of the Company recommends a vote FOR the approval of the amendment as being in the best interests of the Company and its stockholders.

APPROVAL OF APPOINTMENT OF AUDITORS

    Subject to ratification by the stockholders, the Board of Directors has appointed Ernst & Young LLP, independent public accountants, to audit the financial statements of the Company and its consolidated subsidiaries for the fiscal year which will end October 28, 2000. Ernst & Young LLP are the present public auditors and have served as public auditors for the Company since 1931. Representatives of the firm are expected to be present at the meeting and will be afforded an opportunity to make a statement, if they desire to do so and be available to respond to appropriate questions. Management is not aware of any direct or indirect financial interest or any other connections Ernst & Young LLP may have with the Company or its subsidiaries except the usual professional status of an independent auditor.

    Audit services rendered by Ernst & Young LLP for the fiscal year ended October 30, 1999, included the examination of the financial statements of the Company and its subsidiaries, review of certain documents filed by the Company with the Securities and Exchange Commission, and examination of the financial statements of various employee benefit plans.

    The affirmative vote of the majority of the shares of Common Stock represented at the meeting shall constitute ratification. The Board of Directors recommends a vote FOR the proposal to approve the appointment of Ernst & Young LLP.

OTHER MATTERS

    The management of your Company does not know of any matters to be presented at the meeting other than those mentioned above. However, if any other matters come before the meeting, it is intended that the holders of the proxies will vote thereon in their discretion.

    By order of the Board of Directors

T. J. LEAKE
Secretary

December 30, 1999

Exhibit A

HORMEL FOODS CORPORATION
2000 STOCK INCENTIVE PLAN

Section 1. Purpose.

    The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, and nonemployee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company by rewarding them for making major contributions to the success of the Company.

Section 2. Definitions.

    As used in the Plan, the following terms shall have the meanings set forth below:

    (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

    (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Other Stock Grant or Other Stock-Based Award granted under the Plan.

    (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

    (d) "Board" shall mean the Board of Directors of the Company.

    (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

    (f)  "Committee" shall mean a committee of Directors designated by the Board to administer the Plan. In the absence of any other designation, the Committee shall mean the Compensation Committee of the Board. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Nonemployee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

    (g) "Company" shall mean Hormel Foods Corporation, a Delaware corporation, and any successor corporation.

    (h) "Director" shall mean a member of the Board.

    (i)  "Eligible Person" shall mean any employee, officer, consultant, independent contractor or Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person based on the Committee's judgment as to that person's ability to have a significant effect on the success of the Company.

    (j)  "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares as of a given date shall be, if the Shares are then quoted on the New York Stock Exchange, the closing price as reported on the New York Stock Exchange on the date preceding the day on which the value is to be determined, or, if the New York Stock Exchange is not open for trading on such date, on the most recent preceding date when it is open for trading.

    (k) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

    (l)  "Nonqualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

    (m) "Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option, and shall include Reload Options.

    (n) "Other Stock Grant" shall mean any right granted under Section 6(e) of the Plan.

    (o) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

    (p) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

    (q) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

    (r) "Person" shall mean any individual, corporation, partnership, association or trust.

    (s) "Plan" shall mean the Hormel Foods Corporation 2000 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

    (t)  "Reload Option" shall mean any Option granted under Section 6(a)(iv) of the Plan.

    (u) "Restricted Stock" shall mean any Shares granted under Section 6(c) of the Plan.

    (v) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

    (w) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

    (x) "Shares" shall mean shares of Common Stock, $.1172 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

    (y) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

Section 3. Administration.

    (a)  Power and Authority of the Committee.  The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

    (b)  Delegation.  The Committee may delegate its powers and duties under the Plan to one or more Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.

    (c)  Power and Authority of the Board of Directors.  Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4. Shares Available for Awards.

    (a)  Shares Available.  Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 4,500,00 on a net basis as provided in this Section 4(a). Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award (whether tendered by the Participant or withheld from the Award), shall be available for granting Awards (other than Incentive Stock Options) under the Plan without reducing the aggregate number of Shares that may be issued for all Awards under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 4,500,000 on a gross basis, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision, so that shares used as payment of the purchase price or in connection with the satisfaction of tax obligations relating to an Award which would not otherwise reduce the shares available for issuance under the Plan will not be available for Incentive Stock Options.

    (b)  Accounting for Awards.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

    (c)  Adjustments.  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

    (d)  Award Limitations Under the Plan.  No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 300,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 5. Eligibility.

    Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards.

    (a)  Options.  The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

      (i)  Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

      (ii) Option Term.  The term of each Option shall be ten years from date of grant, except as earlier terminated pursuant to the provisions of the Plan or any Award Agreement.

      (iii) Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

      (iv) Reload Options.  The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) of the Plan or the relevant provisions of another plan of the Company, and/or when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company or may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value of one Share as of the date of grant of the new Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan.

    (b)  Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

    (c)  Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

      (i)  Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

      (ii) Stock Certificates.  Any Restricted Stock granted under the Plan shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

      (iii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

    (d)  Performance Awards.  The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

    (e)  Other Stock Grants.  The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

    (f)  Other Stock-Based Awards.  The Committee is hereby authorized to grant to Participants subject to the terms of the Plan and any applicable Award Agreement, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

    (g)  General.

      (i)  No Cash Consideration for Awards.  Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

      (ii) Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

      (iii) Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

      (iv) Limits on Transfer of Awards.  No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, transfer Options (other than Incentive Stock Options) or designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

      (v) Term of Awards.  Except as specifically provided in the Plan, the term of each Award shall be for such period as may be determined by the Committee.

      (vi) Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be affixed to reflect such restrictions. If any securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

    (h)  Cancellation and Rescission of Awards.

      (i)  Competitive Services.  A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company.

      (ii) Cancellation and Rescission.  Failure to comply with the provisions of paragraph (i) of this Section 6(h) shall cause any Award(s) to be canceled. Failure to comply with the provisions of paragraph (i) of this Section 6(h) prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to an Award.

Section 7. Amendment and Termination; Adjustments.

    (a)  Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

      (i)  would violate the rules or regulations of the New York Stock Exchange or any securities exchange that are applicable to the Company; or

      (ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

    (b)  Amendments to Awards.  The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in the Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

    (c)  Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding; Tax Bonuses.

    (a)  Withholding.  In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

    (b)  Tax Bonuses.  The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 9. General Provisions.

    (a)  No Rights to Awards.  No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

    (b)  Award Agreements.  No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

    (c)  No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

    (d)  No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

    (e)  Governing Law.  The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Delaware.

    (f)  Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

    (g)  No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

    (h)  No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

    (i)  Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan.

    The Plan shall be effective as of October 1, 1999, subject to approval by the shareholders of the Company within one year thereafter.

Section 11. Term of the Plan.

    No Award shall be granted under the Plan after September 30, 2009 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date.

Exhibit B

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION

    Hormel Foods Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), DOES HEREBY CERTIFY:

    FIRST: That at a meeting of the Board of Directors of the Company held November 22, 1999, a resolution was duly adopted setting forth a proposed amendment to the Company's Restated Certificate of Incorporation (the "Amendment") declaring the Amendment to be advisable and directing that the Amendment be submitted for consideration at the Company's next annual meeting of stockholders, pursuant to Section 242 of the General Corporation Law of the State of Delaware.

    The portion of the resolution setting forth the Amendment is as follows:

    BE IT RESOLVED, that the first paragraph of Article FOURTH of the Restated Certificate of Incorporation of this Corporation, as heretofore amended, be amended to read in its entirety as follows:

    FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 680,000,000 shares, divided into three classes consisting of 400,000,000 shares of Common Stock, par value $.0586 per share ("Common Stock"), 200,000,000 shares of Nonvoting Common Stock, par value $.01 per share ("Nonvoting Common Stock") and 80,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock").

    SECOND: That in addition to setting forth said amendment, the Board's November 22, 1999, resolution further provided:

    BE IT FURTHER RESOLVED, that, for the purpose of reclassifying the shares of Common Stock of the par value of $.1172 each of this Corporation into shares of Common Stock of the par value of $.0586 each authorized by the foregoing amendment, the Certificate of Amendment to the Restated Certificate of Incorporation of this Corporation embodying said amendment shall contain the following additional provisions:

  Two shares of $.0586 par value Common Stock shall be deemed to be issued and outstanding immediately upon said amendment becoming effective by filing a Certificate of Amendment with the Delaware Secretary of State, which is intended to occur on January 26, 2000 (the "Effective Date") for each share of $.1172 par value Common Stock issued and outstanding or in treasury at the close of business on January 25, 2000 (the "Record Date"). Such reclassification shall be effected as follows:

    (1)  Each certificate representing shares of $.1172 par value Common Stock issued and outstanding or in treasury at the close of business on the Record Date shall on and after the Effective Date, until surrendered for transfer or for a new certificate or certificates, represent the same number of shares stated in said certificate of $.0586 par value Common Stock. Upon surrender of such certificate or certificates, this Corporation shall issue a new certificate or certificates representing the same number of shares of $.0586 par value Common Stock.

    (2)  Promptly after the Effective Date, each holder of $.1172 par value Common Stock at the close of business on the Record Date shall have the right to receive a certificate or certificates representing that number of shares of $.0586 par value Common Stock which is equal to the number of shares of $.1172 par value Common Stock which said holder held at the close of business on the Record Date, and this Corporation shall issue such certificate or certificates, on or about February 15, 2000 (the "Distribution Date").

    THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Joel W. Johnson, its Chairman of the Board of Directors, and attested by Thomas J. Leake, its Secretary, this 26th day of January, 2000.

HORMEL FOODS CORPORATION
By:
Chairman of the Board of Directors
Attest:
Secretary

HORMEL FOODS CORPORATION 1 Hormel Place Austin, MN 55912	PROXY AND VOTING DIRECTION	This proxy is solicited on behalf of the Board of Directors.
The undersigned hereby appoints Joel W. Johnson, Don J. Hodapp, Gary J. Ray or a majority thereof present, or if only one be present, then that one, with full power of substitution, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Hormel Foods Corporation held of record by the undersigned on December 6, 1999, at the Annual Meeting of Stockholders to be held on January 25, 2000, or any adjournment thereof. This proxy also functions as a voting direction to the trustee of the employee plan(s) in which Hormel stock was held for your account on December 6, 1999. Please refer to the explanation on the opposite side of this card.
1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) / /	WITHHOLD AUTHORITY (to vote for all nominees) / /

John W. Allen, John R. Block, Eric A. Brown, William S. Davila, David N. Dickson, E. Peter Gillette, Jr., Luella G. Goldberg, Don J. Hodapp, Joel W. Johnson, Geraldine M. Joseph, Joseph T. Mallof, Gary J. Ray, Robert R. Waller, M.D.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2.
PROPOSAL TO APPROVE THE HORMEL FOODS CORPORATION 2000 STOCK INCENTIVE PLAN.

/ / FOR         / / AGAINST         / / ABSTAIN

3.
PROPOSAL TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND REDUCE THE PAR VALUE TO EFFECT A STOCK SPLIT, AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF NONVOTING COMMON STOCK AND PREFERRED STOCK.

/ / FOR         / / AGAINST         / / ABSTAIN

4.
PROPOSAL TO APPROVE THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE CORPORATION.

/ / FOR         / / AGAINST         / / ABSTAIN

5.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

/ / YES         / / NO

SHARES COVERED BY THIS PROXY CARD ARE LISTED OPPOSITE THE CODES WHICH ARE EXPLAINED BELOW.

If you are a shareholder of record, your signature on this proxy card will appoint a proxy for the shares listed opposite code COMM and direct the proxy as to how to vote.

COMM	-	Shares held in your record account for which you are designating and directing a proxy.

If you participate in any employee plans, your signature will serve as a voting direction to the trustee of the ESPP, JEPST, 401K-A or 401K-B for any shares listed opposite those codes, instead of appointing Messrs. Johnson, Hodapp and Ray as your proxy for those shares.

ESPP	-	Shares held in your account in the Employee Stock Purchase Plan. By signing this proxy, the undersigned appoints U.S. Bancorp Piper Jaffray with full power of substitution, and hereby directs them to represent and to vote those shares, in person or by proxy, as designated herein.
JEPST	-	Shares held in your account in the Hormel Foods Corporation Joint Earnings Profit Sharing Trust. By signing this proxy, the undersigned appoints Investors Bank & Trust with full power of substitution and hereby directs them to represent and to vote those shares, in person or by proxy, as designated herein.
401K-A		Shares held in your account in the Hormel Foods Corporation Tax Deferred Investment Plan A (401K). By signing this proxy, the undersigned appoints Investors Bank & Trust with full power of substitution and hereby directs them to represent and to vote those shares, in person or by proxy, as designated herein.
401K-B		Shares held in your account in the Hormel Foods Corporation Tax Deferred Investment Plan B (401K). By signing this proxy, the undersigned appoints Investors Bank & Trust with full power of substitution and hereby directs them to represent and to vote those shares, in person or by proxy, as designated herein.
This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR Proposals 1, 2, 3, and 4, and authorization will be deemed granted on point 5.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated January , 2000

Signature
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.	Signature if held jointly

HORMEL FOODS CORPORATION 1 Hormel Place Austin, MN 55912 Proxy
This proxy is solicited on behalf of the Board of Directors.
 The undersigned hereby appoints Joel W. Johnson, Don J. Hodapp, Gary J. Ray or a majority thereof present, or if only one be present, then that one, with full power of substitution, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Hormel Foods Corporation held of record by the undersigned on December 6, 1999, at the Annual Meeting of Stockholders to be held on January 25, 2000, or any adjournment thereof.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) / /	WITHHOLD AUTHORITY (to vote for all nominees) / /

John W. Allen, John R. Block, Eric A. Brown, William S. Davila, David N. Dickson, E. Peter Gillette, Jr., Luella G. Goldberg, Don J. Hodapp, Joel W. Johnson, Geraldine M. Joseph, Joseph T. Mallof, Gary J. Ray, Robert R. Waller, M.D.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2.
PROPOSAL TO APPROVE THE HORMEL FOODS CORPORATION 2000 STOCK INCENTIVE PLAN.

/ / FOR         / / AGAINST         / / ABSTAIN

3.
PROPOSAL TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND REDUCE THE PAR VALUE TO EFFECT A STOCK SPLIT, AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF NONVOTING COMMON STOCK AND PREFERRED STOCK.

/ / FOR         / / AGAINST         / / ABSTAIN

4.
PROPOSAL TO APPROVE THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE CORPORATION.

/ / FOR         / / AGAINST         / / ABSTAIN

5.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

/ / YES         / / NO

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR Proposals 1, 2, 3, and 4, and authorization will be deemed granted on point 5.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated January , 2000

Signature
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.	Signature if held jointly

HORMEL FOODS CORPORATION 1 Hormel Place Austin, MN 55912 VOTING DIRECTION
This voting direction is solicited on behalf of the trustee of the plan or plans in which Hormel stock is held for your account as explained on the opposite side of this card. The undersigned hereby appoints such trustee(s), with full power of substitution, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Hormel Foods Corporation held for the account of the undersigned on December 6, 2000, at the Annual Meeting of Stockholders to be held on January 25, 2000, or any adjournment thereof.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) / /	WITHHOLD AUTHORITY (to vote for all nominees) / /

John W. Allen, John R. Block, Eric A. Brown, William S. Davila, David N. Dickson, E. Peter Gillette, Jr., Luella G. Goldberg, Don J. Hodapp, Joel W. Johnson, Geraldine M. Joseph, Joseph T. Mallof, Gary J. Ray, Robert R. Waller, M.D.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2.
PROPOSAL TO APPROVE THE HORMEL FOODS CORPORATION 2000 STOCK INCENTIVE PLAN.

/ / FOR         / / AGAINST         / / ABSTAIN

3.
PROPOSAL TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND REDUCE THE PAR VALUE TO EFFECT A STOCK SPLIT, AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF NONVOTING COMMON STOCK AND PREFERRED STOCK.

/ / FOR         / / AGAINST         / / ABSTAIN

4.
PROPOSAL TO APPROVE THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE CORPORATION.

/ / FOR         / / AGAINST         / / ABSTAIN

5.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

/ / YES         / / NO

SHARES COVERED BY THIS VOTING DIRECTION ARE LISTED OPPOSITE THE CODES WHICH ARE EXPLAINED BELOW.
Your signature will serve as a voting direction to the trustee of the ESPP, JEPST, 401K-A or 401K-B for any shares listed opposite those codes, held for your account on December 6, 1999.
ESPP -	Shares held in your account in the Employee Stock Purchase Plan. By signing this proxy, the undersigned appoints Piper Jaffray Inc. with full power of substitution, and hereby directs them to represent and to vote those shares, in person or by proxy, as designated herein.
JEPST -	Shares held in your account in the Hormel Foods Corporation Joint Earnings Profit Sharing Trust. By signing this proxy, the undersigned appoints Investors Bank & Trust with full power of substitution and hereby directs them to represent and to vote those shares, in person or by proxy, as designated herein.
401K-A	Shares held in your account in the Hormel Foods Corporation Tax Deferred Investment Plan A (401K). By signing this proxy, the undersigned appoints Investors Bank & Trust with full power of substitution and hereby directs them to represent and to vote those shares, in person or by proxy, as designated herein.
401K-B	Shares held in your account in the Hormel Foods Corporation Tax Deferred Investment Plan B (401K). By signing this proxy, the undersigned appoints Investors Bank & Trust with full power of substitution and hereby directs them to represent and to vote those shares, in person or by proxy, as designated herein.

Please sign exactly as name appears below. When account is held by joint tenants, both should sign.

Dated January , 2000

Signature
PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING DIRECTION PROMPTLY USING THE ENCLOSED ENVELOPE.	Signature if held jointly

QuickLinks

HORMEL FOODS CORPORATION 1 HORMEL PLACE AUSTIN, MINNESOTA 55912 PROXY STATEMENT
STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING
ELECTION OF DIRECTORS

NOMINEES FOR DIRECTORS
COMPENSATION OF DIRECTORS
COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS
PRINCIPAL STOCKHOLDERS

SECURITY OWNERSHIP OF MANAGEMENT
EXECUTIVE COMPENSATION Compensation Committee Report on Executive Compensation

SUMMARY COMPENSATION TABLE

STOCK OPTIONS TABLES
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
PENSION PLAN
COMPARATIVE STOCK PERFORMANCE
Comparison of Five Year Cumulative Total Return Among Hormel Foods Corporation, S & P 500 Index, and S & P Food Group Index

OTHER INFORMATION RELATING TO DIRECTORS, NOMINEES, AND EXECUTIVE OFFICERS COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
RELATED PARTY TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL TO APPROVE THE HORMEL FOODS CORPORATION 2000 STOCK INCENTIVE PLAN
PROPOSAL TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND REDUCE THE PAR VALUE TO EFFECT A STOCK SPLIT, AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF NONVOTING COMMON STOCK AND PREFERRED STOCK
APPROVAL OF APPOINTMENT OF AUDITORS
OTHER MATTERS

HORMEL FOODS CORPORATION 2000 STOCK INCENTIVE PLAN

CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION